EXHIBIT 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each of the Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto and statements on Schedule 13D or Schedule 13G) with respect to the Common Stock, par value $0.01 per share, of Pilgrim’s Pride Corporation, and that this agreement may be included as an exhibit to such joint filing. The undersigned acknowledge that each shall be responsible for the timely filing of any amendments, and for the completeness and accuracy of the information concerning the undersigned or contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of October 28, 2024.

JBS WISCONSIN PROPERTIES, LLC

By:	/s/ Victor Machado
	Name:	Victor Machado
	Title:	Chief Financial Officer

JBS USA FOOD COMPANY

By:	/s/ Victor Machado
	Name:	Victor Machado
	Title:	Chief Financial Officer

JBS USA FOOD COMPANY HOLDINGS

By:	/s/ Victor Machado
	Name:	Victor Machado
	Title:	Chief Financial Officer

JBS LUXEMBOURG COMPANY S.À R.L.

By:	/s/ Jeremiah O’Callaghan
	Name:	Jeremiah O’Callaghan
	Title:	Category A Manager

JBS USA HOLDING LUX S.À R.L.

By:	/s/ Jeremiah O’Callaghan
	Name:	Jeremiah O’Callaghan
	Title:	Category A Manager

JBS GLOBAL MEAT HOLDINGS PTY LTD.

By:	/s/ Lucas Ebram Vilhena de Moraes
	Name:	Lucas Ebram Vilhena de Moraes
	Title:	Director

JBS GLOBAL LUXEMBOURG S.À R.L.

By:	/s/ Jeremiah O’Callaghan
	Name:	Jeremiah O’Callaghan
	Title:	Category A Manager

JBS INVESTMENTS LUXEMBOURG S.À R.L.

By:	/s/ Jeremiah O’Callaghan
	Name:	Jeremiah O’Callaghan
	Title:	Category A Manager

JBS S.A.

By:	/s/ Jeremiah O’Callaghan
	Name:	Jeremiah O’Callaghan
	Title:	Officer

By:	/s/ Guilherme Perboyre Cavalcanti
	Name:	Guilherme Perboyre Cavalcanti
	Title:	Investor Relations and Chief Financial Officer

J&F INVESTIMENTOS S.A.

By:	/s/ Aguinaldo Gomes Ramos Filho
	Name:	Aguinaldo Gomes Ramos Filho
	Title:	Officer

JOESLEY MENDONÇA BATISTA

/s/ Joesley Mendonça Batista

WESLEY MENDONÇA BATISTA

/s/ Wesley Mendonça Batista